UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

SEMI-ANNUAL REPORT DECEMBER 31, 2018 (UNAUDITED)

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.azzadfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

AZZAD FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2018 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds semi-annual report, in which you will find a review of your investments for the six-month period ended December 31, 2018.

Stock returns were weighed down during the period largely due to concerns that the bull market was finally running out of steam—and also by a potential slowdown in global growth. Volatility in both stocks and bonds was particularly notable throughout December.

Within equities, the second half of 2018 was a tale of two markets. The first three months of the period saw a continuation of the theme of the prior 18 months, where growth stocks outperformed value stocks by a healthy margin. The final three months of the period saw a reversal of fortunes, and a market sell-off ensued. There were many causes for the sell-off, but the most prominent cause appeared to be fears of an economic slowdown due to increased tariffs and trade protection measures between the United States and China.

The end of calendar year 2018 saw a sharp downward move across all asset classes, and the sukuk market was no exception. In addition to the sell-off in equity markets, the expectation of rising benchmark interest rates, as well as evidence of slowing global growth, dampened investor demand for Islamic as well as emerging market credit. More defensive, shorter-duration sukuk were somewhat stable during the quarter.

If you would like to discuss your financial goals and how investing can help you meet them, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Joshua Brockwell, CSRICTM

Investment Communications Director

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

The Azzad Ethical Fund (“Ethical Fund”) fell 9.15% during the six months-ended December 31, 2018, outperforming the Russell MidCap® Growth Index, which fell 9.63%. According to sub-advisor Ziegler Capital Management (“Ziegler”), the Ethical Fund’s outperformance was due to three different industries: software and services; pharmaceuticals and biotechnology; and health care equipment and services. Problem areas for the Ethical Fund during those six months included the semiconductor and media industries, as well as household and personal products.

Top contributors to the Ethical Fund’s return included Tableau and Workday, two software names with high growth stories selling to a diversified client base. Tableau helps companies visualize troves of data for internal and external viewing; it recently signed its largest client deal to date. Workday is best known for its software that streamlines processes in corporate human resources and finance departments. O’Reilly Automotive and AutoZone are competitors, but Ziegler believes that both are among the best run traditional brick-and-mortar retailers, considering their strong free cash flow returns. Lastly, Exelixis, another solid performer, benefited from regulatory approval for its liver cancer treatments.

Top Contributors to Total Return (06/30/2018 to 12/31/2018)
	Average Portfolio	Stock	Contribution to
Holding	Weight	Return	Return
Tableau Software, Inc.	1.71	22.76	0.33
Workday, Inc.	0.98	31.84	0.26
O’Reilly Automotive, Inc.	1.34	25.87	0.25
Autozone, Inc.	1.02	24.95	0.21
Exelixis, Inc.	0.25	39.21	0.20

Top Detractors to Total Return (06/30/2018 to 12/31/2018)
	Average Portfolio	Stock	Contribution to
Holding	Weight	Return	Return
Steel Dynamics, Inc.	1.14	-33.94	-0.45
Lear Corp.	1.22	-33.25	-0.46
Twitter, Inc.	1.15	-34.19	-0.48
Align Technology, Inc.	1.29	-38.79	-0.56
IPG Photonics Corp.	0.93	-48.65	-0.59

Many Ethical Fund names were hurt by fears of an economic slowdown. IPG Photonics sells many of its fiber lasers to China, and tariff uncertainty may have delayed some of those orders. Align Technology had a rough final quarter because of worries about future growth in the clear orthodontic aligners space. Twitter announced steps to better police its social media platform, but investors fretted about what that would do to near-term profitability and growth. Auto parts supplier Lear sold off as it contended with fears of a slowdown in car sales. And finally, Steel Dynamics had to contend with a precipitous drop in the price for its steel output in the second half of the year.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Over the past six months, there have been some changes to the positioning of the portfolio, reflecting where the management team at Ziegler sees the best sources of opportunity. The Ethical Fund remains overweight the industrial sector, taking advantage of some of the trade-related sell-offs in quality capital goods names. The overweight to the consumer staples sector has turned into an underweight, as the fourth quarter left some of these names a bit more expensive in relative terms, according to Ziegler. The information technology sector is currently at an even weight with the benchmark, with hardware currently being favored over the software industry.

The first month of 2019 erased much, if not all of the damage done to U.S. investment portfolios in the fourth quarter of 2018. The growth rally has once again continued anew; it seems that many investors saw this as a good time to pick up some favored names at a discounted valuations. The Ethical Fund’s performance during this trying time for the market serves as a timely reminder that quality cash flows provide a measure of safety, and that after such sell-offs, opportunities may present themselves.

Azzad Wise Capital Fund (WISEX)

The Azzad Wise Capital Fund (“Wise Fund”) returned 0.43% for the six month period ended December 31, 2018, underperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned 1.52%.

According to the Wise Fund’s sub-advisor Federated Investment Management Company (“Federated”), the key price drivers of Islamic financial markets in the second half of 2018 were the deterioration of U.S.-Turkey relations, continued global trade tensions, and the political standoff between the E.U. and Italy. This generally downbeat tone pushed U.S. Treasury yields lower through most of July and early August. Despite the positive impact to prices from falling benchmark yields, U.S.-dollar denominated sukuk failed to maintain prices as credit spreads widened on the back of receding emerging market risk appetite. However, as Treasury yields rose toward the end of the quarter, the sukuk market remained more resilient.

According to Federated, the sukuk and trade finance portions of the Wise Fund, while returning a respectable positive return over the period, were unable to maintain pace with the defensive flight to quality movement of the index. The Wise Fund’s top-performing sukuk names in the period were higher-quality, lower-beta names, like the Goldman Sachs 2019 sukuk, which also benefited from solid second quarter earnings at the bank. The Indonesia 2019 and 2022 sukuk contributed to defensive performance. Two positive outliers to this trend were Turkey and Pakistan. The Turkey sovereign 2023 sukuk tightened sharply at the end of the period, following the release of a U.S. pastor from custody, and the easing of U.S. sanctions. The Pakistan 2019 sukuk also rallied as the country underwent a peaceful election ushering in a new reform-minded prime minister, an anti-corruption drive, and an IMF bailout package.

Underperformers during the period were dominated by sukuk from Oman, including the Oman Government Sukuk 2024, the Mazoon 2027 sukuk, and the Oman Government

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

2025. Losing yet another investment grade rating from Fitch in December, investors continue to worry over Oman’s fiscal position, citing the drawdown of the net foreign asset balance to zero as a cause for concern. Federated reports that this led to heavy selling of Omani assets on the market during the period. It believes that these fears are overdone and expect to see a recovery.

On trade finance, notable performers during the period included the Pak-Arab Refinery oil products project, which contributed positive alpha; the Gambia transaction (where the borrower is the Ministry of Finance and the facility covers the import of oil products); and the government of Egypt’s transaction to finance the importation of refined oil products. The Wise Fund added one new position in Morocco.

The Islamic bank deposit allocation remained broadly stable at 29% with a yield of approximately 2.75% at December 31, 2018. During the period, Federated termed-out its last remaining deposits in Turkey. The Wise Fund allocation to U.S. equities was also a detractor during the period.

Looking forward to the second half of fiscal year 2019, Federated continues to believe the negative impact of rising U.S. interest rates on emerging market (EM) debt, which has been weighing on markets, will be less than expected given the data-dependent approach communicated by U.S. Federal Reserve Chairman Powell in recent weeks. While the potential fallout from ongoing trade tensions between the U.S. and China has material implications for EM debt as a whole, Federated feels that it is likely to be secondary with regard to the sukuk market and the Gulf Cooperation Council (GCC) region. China is a large importer of oil from the GCC, and any decline in its GDP could have some knock-on effects for oil revenues, but overall, Federated believes that the sukuk market is less exposed to these risks than the overall market.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of December 31, 2018. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Average Annual Total Return
For the Periods Ended December 31, 2018
	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	(9.15)%	(9.63)%
1 Year	(3.28)%	(4.75)%
3 Year	6.89%	8.59%
5 Year	4.12%	7.42%
10 Year	13.33%	14.52%
Since Inception (1)	4.85%	5.89%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.15% for the Ethical Fund per the November 1, 2018 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Average Annual Total Return
For the Periods Ended December 31, 2018
	Azzad Wise Capital Fund	ICE BofAML US Corp & Govt 1-3 Yr Index
Six Months	0.43%	1.52%
1 Year	0.09%	1.63%
3 Year	1.38%	1.26%
5 Year	1.36%	1.04%
Since Inception (1)	1.72%	1.24%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.44% for the Wise Fund per the November 1, 2018 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of net assets.

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

COMMON STOCKS - 91.67%

Aircraft Engines & Engine Parts - 0.15%
1,836	Heico Corp. Class A	$ 115,668

Aircraft Part & Auxiliary Equipment, Nec. - 0.22%
2,309	Spirit AeroSystems Holdings, Inc.	166,456

Apparel & Other Finished Products of Fabrics & Similar Material - 1.52%
11,020	Carter's, Inc.	899,452
1,166	Lululemon Athletica, Inc. (Canada) *	141,797
5,935	Under Armour, Inc. Class C *	95,969
		1,137,218
Arrangement of Transportation of Freight & Cargo - 0.20%
1,740	C.H. Robinson Worldwide, Inc.	146,317

Auto Controls for Regulating Residential & Commercial Environment - 1.01%
8,331	Ingersoll-Rand PLC (Ireland)	760,037

Beverages - 0.12%
3,560	Keurig Dr. Pepper, Inc.	91,278

Biological Products (No Diagnostic Substances) - 0.13%
1,418	Neurocrine Biosciences, Inc. *	101,259

Cement, Hydraulic - 0.10%
1,233	Eagle Materials, Inc.	75,250

Chemical & Allied Products - 0.11%
1,231	W R Grace & Co.	79,904

Computer Communications Equipment - 1.56%
2,594	Arista Networks, Inc. *	546,556
3,836	F5 Networks, Inc. *	621,547
		1,168,103

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Computer Peripheral Equipment - 0.76%
930	Fortinet, Inc. *	$ 65,500
2,670	Palo Alto Networks, Inc. *	502,894
		568,394
Converted Paper & Paperboard Products (No Containers/Boxes) - 0.20%
1,715	Avery Dennison Corp.	154,058

Electrical Work - 1.35%
33,726	Quanta Services, Inc.	1,015,153

Electromedical & Electrotherapeutic Apparatus - 0.21%
1,410	Varian Medical Systems, Inc. *	159,767

Electronic Components & Accessories - 0.16%
1,234	Hubbell, Inc.	122,586

Electronic Connectors - 0.10%
887	Amphenol Corp. Class A	71,865

Engines & Turbines - 0.48%
1,647	Brunswick Corp.	76,503
2,099	Cummins, Inc.	280,510
		357,013
Footwear (No Rubber) - 0.24%
7,800	Skechers USA, Inc. Class A *	178,542

General Building Contractors - Residential Buildings - 0.11%
2,235	Fortune Brands Home & Security, Inc.	84,908

General Industrial Machinery & Equipment - 0.52%
2,462	Zebra Technologies Corp. Class A *	392,024

Grain Mill Products - 0.53%
6,919	Kellogg Co.	394,452

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Hotels & Motels - 0.62%
6,547	Choice Hotels International, Inc.	$ 468,634

In Vitro & In Vivo Diagnostic Substances - 0.08%
340	Idexx Laboratories, Inc. *	63,247

Household Appliances - 0.13%
2,254	Smith A O Corp.	96,246

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 1.01%
17,468	Donaldson Co.	757,937

Industrial Instruments for Measurement, Display & Control - 0.60%
6,452	Cognex Corp.	249,499
1,430	Match Group, Inc.	61,161
2,170	MKS Instruments, Inc.	140,204
		450,864
Industrial Organic Chemicals - 0.84%
1,365	International Flavors & Fragrances, Inc.	183,279
6,777	Westlake Chemical Corp.	448,434
		631,713
Laboratory Analytical Instruments - 2.03%
242	Mettler Toledo International, Inc. *	136,870
7,350	Waters Corp. *	1,386,578
		1,523,448
Leather & Leather Products - 0.25%
3,528	Michael Kors Holdings Ltd. (United Kingdom) *	133,782
1,684	Tapestry, Inc.	56,835
		190,617
Measuring & Controlling Devices - 0.64%
3,176	Rockwell Automation, Inc.	477,924

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.35%
1,583	Cintas Corp.	265,928

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Metalworking Machinery & Equipment - 1.21%
11,506	Lincoln Electric Holdings, Inc.	$ 907,248

Millwood, Veneer, Plywood & Structural Wood Members - 0.59%
15,188	Masco Corp.	444,097

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.20%
879	Martin Marietta Materials, Inc.	151,074

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.73%
12,190	Energizer Holdings, Inc.	550,378

Miscellaneous Food Preparations & Kindred Products - 0.17%
905	McCormick & Company, Inc.	126,012

Motor Homes - 0.37%
5,373	Thor Industries, Inc.	279,396

Motor Vehicle Parts & Accessories - 1.65%
4,251	Aptiv Plc. (United Kingdom)	261,734
1	Delphi Technologies PLC. (United Kingdom)	14
9,560	Gentex Corp.	193,208
6,349	Lear Corp.	780,038
		1,234,994
Motor Vehicles & Passenger Car Bodies - 1.16%
8,094	WABCO Holdings, Inc. (Belgium) *	868,810

Motors & Generators - 0.12%
1,288	Ametek, Inc.	87,198

Optical Instruments & Lenses - 1.40%
11,775	KLA Tencor Corp.	1,053,745

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.07%
3,321	Align Technology, Inc. *	$ 695,517
5,571	Edwards Lifesciences Corp. *	853,310
		1,548,827
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.49%
6,289	RPM International, Inc.	369,667

Paperboard Containers & Boxes - 1.45%
13,002	Packaging Corp. of America	1,085,147

Pharmaceutical Preparations - 2.36%
2,855	Alkermes PLX. (Ireland) *	84,251
6,207	BioMarin Pharmaceutical, Inc. *	528,526
4,889	Jazz Pharmaceuticals PLC (Ireland) *	606,040
1,403	Nektar Therapeutics *	46,117
2,006	Sage Therapeutics, Inc. *	192,155
846	Sarepta Therapeutics, Inc. *	92,324
2,919	Tesaro, Inc. *	216,736
		1,766,149
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 0.14%
1,163	Celanese Corp. Series A	104,635

Plastic Material, Synth Resins & Nonvulcan Elastomers - 1.07%
13,999	Hexcel Corp.	802,703

Plastic Products - 0.89%
11,530	Armstrong World Industries, Inc.	671,161

Pumps & Pumping Equipment - 0.44%
3,961	Graco, Inc.	165,768
2,455	Xylem, Inc.	163,798
		329,566
Radio Broadcasting Stations - 1.39%
182,077	Sirius XM Holdings, Inc.	1,039,660

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Retail-Auto & Home Supply Stores - 2.74%
1,040	AutoZone, Inc. *	$ 871,873
3,445	O'Reilly Automotive, Inc. *	1,186,217
		2,058,090
Retail-Auto Dealers & Gasoline Stations - 0.70%
10,978	Copart, Inc. *	524,529

Retail-Building Materials, Hardware, Garden Supply - 1.42%
13,777	Fastenal Co.	720,399
4,129	Tractor Supply Co.	344,524
		1,064,923
Retail-Catalog & Mail-Order Houses - 0.08%
707	Wayfair, Inc. Class A *	63,687

Retail-Department Stores - 0.16%
721	Burlington Stores, Inc. *	117,285

Retail-Family Clothing Stores - 1.07%
7,885	Ross Stores, Inc.	656,032
4,350	Urban Outfitters, Inc. *	144,420
		800,452
Retail-Radio TV & Consumer Electronics Stores - 0.46%
6,303	Best Buy Co., Inc.	333,807

Retail-Retail Stores - 1.52%
4,665	Ulta Beauty, Inc. *	1,142,179

Retail-Variety Stores - 1.77%
11,068	Dollar General Corp.	1,196,229
1,422	Dollar Tree, Inc. *	128,435
		1,324,664

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Semiconductors & Related Devices - 3.62%
14,144	Advanced Micro Devices, Inc. *	$ 261,098
4,285	Analog Devices, Inc.	367,782
14,068	Cypress Semiconductor Corp.	178,945
4,622	IPG Photonics Corp. *	523,626
3,000	Maxim Integrated Products, Inc.	152,550
26,285	ON Semiconductor Corp. *	433,965
11,881	Skyworks Solution, Inc.	796,265
		2,714,231
Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.10%
550	Harris Corp.	74,058

Services-Business Services - 1.75%
1,628	Akami Technologies, Inc. *	99,438
6,380	Broadridge Financial Solutions, Inc.	614,075
5,730	CDK Global, Inc.	274,352
600	GrubHub, Inc. *	46,086
8,757	Zillow Group, Inc. Class C *	276,546
		1,310,497
Services-Child Day Care Services - 0.13%
850	Bright Horizons Family Solutions, Inc. *	94,733

Services-Commercial Physical & Biological Research - 2.25%
6,438	Charles River Laboratories International, Inc. *	728,653
1,240	Exact Science Corp. *	78,244
29,400	Exelixis, Inc. *	578,298
4,704	Incyte Corp. *	299,127
		1,684,322
Services-Computer Integrated Systems - 0.85%
9,662	GoDaddy, Inc. Class A *	634,020

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Services-Computer Processing & Data Preparation - 1.48%
900	RingCentral, Inc. *	$ 74,196
5,495	Workday, Inc. Class A *	877,442
2,770	Zendesk, Inc. *	161,685
		1,113,323
Services-Computer Programming, Data Processing, Etc. - 2.13%
2,209	Factset Research Systems, Inc.	442,087
619	Red Hat, Inc. *	108,721
23,752	Switch, Inc. Class A	166,264
30,594	Twitter, Inc. *	879,272
		1,596,344
Services-Computer Programming Services - 3.16%
6,048	Aspen Technology, Inc. *	497,025
5,632	Epam Systems, Inc. *	653,368
8,243	VeriSign, Inc. *	1,222,354
		2,372,747
Services-Consumer Credit Reporting, Collection Agencies - 3.53%
4,153	Equifax, Inc.	386,769
7,958	Moody's Corp.	1,114,438
20,142	TransUnion	1,144,066
		2,645,273
Services-Detective, Guard & Armored Car Services - 0.59%
5,560	Allegion Plc. (Ireland)	443,188

Services-Educational Services - 0.20%
1,540	Grand Canyon Education, Inc. *	148,056

Services-Home Health Care Services - 0.76%
2,008	Chemed Corp.	568,826

Services-Hospitals - 0.96%
11,609	Encompass Health Corp.	716,275

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Services-Management Consulting Services - 1.58%
26,211	Booz Allen Hamilton Holding Corp.	$ 1,181,330

Services-Personal Services - 0.81%
23,896	H&R Block, Inc.	606,242

Services-Prepackaged Software - 10.00%
3,801	Atlassian Corp. PLC Class A (United Kingdom) *	338,213
12,710	Citrix Systems, Inc.	1,302,267
2,321	Docusign, Inc. *	93,026
2,400	LogMeIn, Inc.	195,768
2,517	Nutanix, Inc. Class A *	104,682
1,200	Okta, Inc. *	76,560
3,463	Paycom Software, Inc. *	424,044
2,800	Realpage, Inc. *	134,932
5,932	ServiceNow, Inc. *	1,056,193
5,174	Splunk, Inc. *	542,494
12,604	Square, Inc. Class A *	706,958
12,296	Tableau Software, Inc. Class A *	1,475,520
1,526	Take-Two Interactive Software, Inc. *	157,086
3,285	Twilio, Inc. Class A *	293,350
337	Tyler Technologies, Inc. *	62,621
608	Ultimate Software Group, Inc. *	148,881
4,350	Veeva Systems, Inc. Class A *	388,542
		7,501,137
Services-To Dwellings & Other Buildings - 0.05%
1,298	Frontdoor, Inc. *	34,540

Special Industry Machinery - 1.21%
6,648	Lam Research Corp.	905,258

Specialty Cleaning, Polishing & Sanitation Preparations - 1.08%
5,250	Clorox Co.	809,235

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.94%
23,553	Steel Dynamics, Inc.	$ 707,532

Sugar & Confectionery Products - 0.45%
3,162	Hershey Co.	338,903

Surgical & Medical Instruments & Apparatus - 3.55%
190	Abiomed, Inc. *	61,758
6,566	Dexcom, Inc. *	786,607
10,514	Hill-Rom Holdings, Inc.	931,015
766	Resmed, Inc.	87,224
3,077	Teleflex, Inc.	795,343
		2,661,947
Transportation Services - 0.40%
2,641	Expedia, Inc.	297,509

Trucking (No Local) - 1.91%
12,319	Hunt J.B. Transport Services, Inc.	1,146,160
2,321	Old Dominion Freight Line, Inc.	286,620
		1,432,780
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.90%
1,338	Amerisourcebergen Corp.	99,547
4,270	Herbalife Nutrition Ltd. *	251,716
5,292	Nu Skin Enterprises, Inc. Class A	324,558
		675,821
Wholesale-Durable Goods - 1.51%
11,736	HD Supply Holdings, Inc. *	440,335
2,443	W.W. Grainger, Inc.	689,805
		1,130,140
Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.62%
15,494	Henry Schein, Inc. *	1,216,589

TOTAL FOR COMMON STOCKS (Cost $64,748,248) - 91.67%		68,731,749

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - 3.19%
10,067	Equity Lifestyle Properties, Inc.	$ 977,808
2,924	Extra Space Storage, Inc.	264,563
1,187	Lamar Advertising Co. Class A	82,117
11,476	Life Storage, Inc.	1,067,153
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,273,646) - 3.19%		2,391,641

TOTAL FOR INVESTMENTS (Cost $67,021,894) ** - 94.86%		71,123,390

OTHER ASSETS LESS LIABILITIES, NET - 5.14%		3,851,256

NET ASSETS - 100.00%		$74,974,646

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

COMMON STOCKS - 7.68%

Beverages - 0.45%
5,494	The Coca-Cola Co.	$ 260,141
2,537	PepsiCo, Inc.	280,288
		540,429
Chemicals - 0.21%
1,582	Linde AG (Germany)	246,855

Construction, Mining & Materials Handling Machinery & Equipment - 0.26%
1,229	Apergy Corp. *	33,281
4,009	Dover Corp.	284,439
		317,720
Converted Paper & Paperboard Products - 0.20%
2,150	Kimberly-Clark Corp.	244,971

Cutlery, Handtools & General Hardware - 0.23%
2,351	Stanley Black & Decker, Inc.	281,509

Electromedical & Electrotherapeutic Apparatus - 0.23%
3,006	Medtronic PLC (Ireland)	273,426

Electronic & Other Electrical Equipment - 0.23%
4,705	Emerson Electric Co.	281,124

Fats & Oils - 0.23%
6,757	Archer-Daniels Midland Co.	276,834

General Industrial Machinery & Equipment - 0.24%
2,234	Illinois Tool Works, Inc.	283,025

Household Appliances - 0.23%
6,424	Smith A O Corp.	274,305

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Household Furniture - 0.23%
7,794	Leggett & Platt, Inc.	$ 279,337

Industrial Inorganic Chemicals - 0.20%
1,532	Air Products & Chemicals, Inc.	245,197

Industrial Instruments for Measurement, Display, and Control - 0.23%
1,060	Roper Technologies, Inc.	282,511

Men's & Boy's Furnishings - 0.45%
1,570	Cintas Corp.	263,744
3,952	VF Corp.	281,936
		545,680
Miscellaneous Food Preparations & Kindred Products - 0.28%
2,395	McCormick & Company, Inc.	333,480

Perfumes, Cosmetics & Other Toilet Preparations - 0.23%
4,640	Colgate-Palmolive Co.	276,173

Pharmaceutical Preparations - 0.72%
4,170	Abbott Laboratories	301,616
3,099	AbbVie, Inc.	285,697
2,171	Johnson & Johnson	280,167
		867,480
Retail-Building Materials, Hardware, Garden Supply - 0.23%
711	The Sherwin-Williams Co.	279,750

Retail-Drug Stores & Proprietary Store - 0.23%
4,062	Walgreen Boots Alliance, Inc.	277,556

Retail-Lumber & Other Building Materials - 0.23%
3,027	Lowe's Companies, Inc.	279,574

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Services-Computer Processing & Data Preparation - 0.24%
2,173	Automatic Data Processing, Inc.	$ 284,924

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.45%
1,862	Ecolab, Inc.	274,366
2,979	The Procter Gamble Co.	273,830
		548,196
Special Industry Machinery (No Metalworking Machinery) - 0.30%
3,444	nVent Electric PLC (Ireland)	77,352
7,493	Pentair PLC (Ireland)	283,085
		360,437
Specialty Cleaning, Polishing & Sanitation Preparations - 0.24%
1,878	The Clorox Co.	289,475

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.23%
5,286	Nucor Corp.	273,868

Surgical & Medical Instruments & Apparatus - 0.23%
1,478	3M Co.	281,618

Wholesale-Motor Vehicle Supplies & New Parts - 0.23%
2,902	Genuine Parts Co.	278,650

Wholesale-Durable Goods - 0.22%
948	W.W. Grainger, Inc.	267,677

TOTAL FOR COMMON STOCKS (Cost $7,496,191) - 7.68%		9,271,781

REAL ESTATE INVESTMENT TRUSTS - 0.66%
1,532	Avalonbay Communities, Inc.	266,645
2,186	Federal Realty Investment Trust	258,035
1,324	Public Storage	267,991
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $914,903) - 0.66%		792,671

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

SUKUKS - 50.35%

Airlines - 0.50%
600,000	Al Shindagha Sukuk, Ltd., Series REGS, 3.776%, 11/26/2019 (Cayman Islands)	$ 599,250

Banks - 5.98%
1,000,000	DIB Sukuk Ltd., 6.25% 03/29/2049 (United Arab Emirates)	1,002,705
2,270,000	EXIM Sukuk Malaysia Berhad, 2.874%, 02/19/2019 (Malaysia)	2,267,923
4,000,000	SIB Sukuk Co. III Ltd. REGS, 2.843%, 03/17/2020 (Cayman Islands)	3,949,696
		7,220,324
Basic Materials - 1.90%
2,335,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	2,297,736

Communications Equipment - 2.23%
2,700,000	Axiata Spv2 Bhd, Series REGS, 3.466%, 11/19/2020 (Malaysia)	2,698,650

Financial Services - 9.41%
2,900,000	DIP Sukuk Ltd. Series REGS, 4.291%, 02/20/2019 (Cayman Islands)	2,901,160
1,000,000	FAB Sukuk Co. Ltd., 3.625%, 03/05/2023 (United Arab Emirates)	991,430
3,000,000	ICD Sukuk Co. Ltd., 3.508%, 05/21/2020 (United Arab Emirates)	2,973,300
4,500,000	Jany Sukuk Co. LTD, Series REGS, 2.844%, 09/23/2019 (Cayman Islands)	4,494,600
		11,360,490
Integrated Oils - 3.70%
4,500,000	Petronas Global Sukuk, Series REGS, 2.707%, 03/18/2020 (Malaysia)	4,473,495

Real Estate - 6.66%
1,000,000	Dar Al-Arkan International Sukuk Co., 6.50%, 05/28/2019 (Saudi Arabia)	1,004,981
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325%, 11/12/2024 (United Arab Emirates)	1,496,535
1,000,000	Emaar Sukuk, Ltd., Series REGS, 4.564%, 06/18/2024 (Cayman Islands)	981,308
3,500,000	Emaar Sukuk, Ltd., Series REGS, 6.40%, 07/18/2019 (Cayman Islands)	3,558,726
1,000,000	MAF Sukuk, Ltd., Unsecured Note, Series REGS, 4.50%, 11/03/2025 (Cayman Islands)	995,000
		8,036,550

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

Sovereigns - 12.87%
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) (1)	$ 948,800
1,600,000	Indonesia, Government of, Series 144A, 3.40%, 03/29/2022 (Indonesia) (1)	1,564,000
300,000	Indonesia, Government of, Series 144A, 4.15%, 03/29/2027 (Indonesia) (1)	288,300
1,600,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	1,557,417
1,000,000	KSA Sukuk, Ltd., Series 144A, 4.303%, 01/19/2029 (Saudi Arabia) (1)	995,000
1,500,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	1,348,107
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,375,390
1,700,000	Pakistan, Series REGS, 6.75% 12/03/2019 (Pakistan)	1,689,819
1,900,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.30%, 11/21/2022 (Indonesia)	1,843,000
2,950,000	Zar Sovereign Capital Fund, Series REGS, 3.903%, 06/24/2020 (South Africa)	2,932,064
		15,541,897
Supranationals - 4.33%
2,000,000	IDB Trust Services, Ltd. REGS, 1.8125%, 03/06/2019 (Jersey)	1,996,860
1,000,000	IDB Trust Services, Ltd. REGS, 2.111%, 09/25/2019 (Jersey)	994,572
2,270,000	IDB Trust Services, Ltd. REGS, 1.831%, 03/12/2020 (Jersey)	2,239,582
		5,231,014
Transportation & Logistics - 1.22%
1,000,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908%, 5/31/2023 (Cayman Islands)	986,135
500,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 4.848%, 09/26/2028 (Cayman Islands)	489,450
		1,475,585
Utilities - 1.55%
1,000,000	Mazoon Assets Co., Series 144A, 5.20%, 11/08/2027 (Oman) (1)	864,938
1,000,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)	1,009,000
		1,873,938

TOTAL FOR SUKUKS (Cost $61,766,718) - 50.35%		60,808,929

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Acquisition Date (2)	Cost (2)	Value

TRADE FINANCE AGREEMENTS - 5.03% (2)

Agriculture Chemicals - 0.81%
974,409	Office Cherifien des Phosphates, 2.503%, 02/13/2019 (Morocco)	10/19/2018 - 11/14/2018	$ 974,410	$ 977,822

Banking Loans - 0.44%
523,929	Government of Djibouti, 5.24% - 5.4959%, 04/01/2019 (Djibouti)	11/02/2018 - 12/28/2018	523,928	524,190

Consumer Banking - 0.08%
101,349	EcoBank Transnational, Inc., (ETI) EcoBank Group, 3.1875%, 04/29/2019 (Togo)	09/26/2018 - 10/26/2018	101,349	101,349

Consumer Cyclical - Apparel/Textiles - 0.82%
995,210	PT Pan Brothers TbK, 3.814% - 3.978342%, (3-month US LIBOR +2.300%), 02/25/2019 (Indonesia) (3)	09/11/2018 - 10/25/2018	995,209	993,219

Consumer Non-Cyclical/Food-Wholesale - 0.51%
623,883	Government of the Gambia, 4.988% - 5.820417%, (12-month US LIBOR +3.500%), 10/11/2019 (Gambia) (3)	01/30/2018 - 10/15/2018	623,883	620,764

Energy - Oil Refining and Marketing - 0.94%
464,294	Government of Egypt II, 4.26451% - 5.10153%, (12-month US LIBOR +2.600%), 12/16/2019 (Egypt) (3)	01/04/2018 - 12/20/2018	464,295	464,071
666,254	Government of Pakistan II, 4.080% - 4.491%, (12-month US LIBOR +2.220%), 04/25/2019 (Pakistan) (3)	02/09/2018 - 04/26/2018	666,254	665,920
			1,130,549	1,129,991
Foreign Sovereign - 1.43%
1,000,000	The Tunisian Company of Electricity and Gas, 2.418%, 04/25/2019 (Tunisia)	08/28/2018 - 10/24/2018	1,000,000	1,000,000
728,754	The Tunisian Refining Industries Company, 2.418% - 2.47%, 03/27/2019 (Tunisia)	07/06/2018 - 09/27/2018	728,754	728,754
			1,728,754	1,728,754

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $6,078,082) - 5.03%			$6,078,082	$ 6,076,089

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Shares		Value

BANK TIME DEPOSITS - 29.52%
5,194,496	Arab Banking Corp., NY Branch, 2.95% - 3.20%, 01/17/2019 – 05/13/2019 (Bahrain) (4)	$ 5,194,496
6,584,174	Gulf International Bank (UK), 2.15% - 2.57%, 02/04/2019 – 09/04/2019 (Bahrain) (4)	6,584,174
8,159,304	Maybank Islamic Bank, 2.05% - 3.00%, 02/13/2019 - 09/23/2019 (Malaysia) (4)	8,159,304
8,148,817	Qatar National Bank, 2.35% - 3.16%, 01/10/2019 - 06/18/2019 (Qatar) (4)	8,148,817
7,564,095	QIB (UK) Plc., 2.25% - 3.05%, 01/24/2019 - 12/28/2019 (Qatar) (4)	7,564,095
TOTAL FOR BANK TIME DEPOSITS (Cost $35,650,886) - 29.52%		35,650,886

TOTAL FOR INVESTMENTS (Cost $111,906,780) ** - 93.24%		112,600,356

OTHER ASSETS LESS LIABILITIES, NET - 6.76%		8,161,841

NET ASSETS - 100.00%		$120,762,197

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2018 these liquid restricted securities amount to $9,941,952, which represented 8.25% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940.

At December 31, 2018, these restricted and/or illiquid securities amounted to $6,076,089, which represented 5.03% of total net assets.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to nine months; 7 day demand redemption clause per deposit.

LIBOR – London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018 (UNAUDITED)

	Azzad Ethical Fund	Azzad Wise Capital Fund

Assets:
Investment Securities at Value (Cost $67,021,894 and $111,906,780, respectively)	$ 71,123,390	$ 112,600,356
Cash	3,908,113	6,732,556
Receivables:
Shareholder Subscriptions	57,723	84,493
Securities Sold	534,040	651,523
Dividends	47,661	22,614
Sukuk and Other Income	-	807,071
Prepaid Expenses	15,781	17,518
Total Assets	75,686,708	120,916,131
Liabilities:
Shareholder Redemptions	88,820	1,326
Securities Purchased	537,962	-
Due to Adviser	43,212	110,792
Due to Administrator	764	764
Distribution Fees	21,233	6,041
Trustee Fees	3,377	2,461
Accrued Expenses	16,694	32,550
Total Liabilities	712,062	153,934
Net Assets	$ 74,974,646	$ 120,762,197

Net Assets Consist of:
Paid In Capital	$ 70,960,764	$ 120,106,408
Distributable Earnings	4,013,882	655,789
Net Assets, for 6,188,578 and 11,678,767 Shares Outstanding, respectively	$ 74,974,646	$ 120,762,197

Net Asset Value Per Share	$ 12.12	$ 10.34

Redemption Price Per Share ($12.12*0.98; $10.34*0.98) Note 5*	$ 11.88	$ 10.13

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the six months ended December 31, 2018 (UNAUDITED)

	Azzad Ethical Fund	Azzad Wise Capital Fund

Investment Income:
Dividends	$ 446,028	$ 114,675
Sukuk Income	-	1,019,109
Other Income from Underlying Investments (net of foreign tax withheld $0 and $5,651, respectively)	-	539,754
Total Investment Income	446,028	1,673,538

Expenses:
Advisory	330,797	705,552
Distribution	62,025	29,645
Legal	3,258	5,567
Transfer Agent	32,435	41,630
Audit	6,556	6,556
Registration	12,160	13,449
Administrative	4,536	4,536
Custody	9,893	30,264
Printing	3,306	1,952
Trustee	1,260	1,023
Miscellaneous	4,156	8,026
Insurance	412	423
Total Expenses	470,794	848,623
Fees Waived and Expenses Reimbursed by the Adviser	(61,433)	(83,781)
Net Expenses	409,361	764,842

Net Investment Income	36,667	908,696

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,011,922	(49,435)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(9,580,733)	(392,430)
Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(7,568,811)	(441,865)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (7,532,144)	$ 466,831

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2018	6/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 36,667	$ (62,723)
Net Realized Gain on Investments	2,011,922	3,150,227
Unrealized Appreciation (Depreciation) on Investments	(9,580,733)	8,686,938
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,532,144)	11,774,442

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(4,507,877)	(9,804,949)
Total Distributions	(4,507,877)	(9,804,949)

Capital Share Transactions	6,316,242	9,783,888

Total Increase (Decrease) in Net Assets	(5,723,779)	11,753,381

Net Assets:
Beginning of Period	80,698,425	68,945,044

End of Period	$ 74,974,646	$ 80,698,425

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2018	6/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 908,696	$ 1,297,329
Net Realized Gain (Loss) on Investments	(49,435)	800,091
Unrealized Depreciation on Investments	(392,430)	(1,211,220)
Net Increase in Net Assets Resulting from Operations	466,831	886,200

Distributions to Shareholders:
Net Investment Income	(1,031,320)	(1,178,241)
Realized Gains	(513,646)	-
Total Distributions	(1,544,966)	(1,178,241)

Capital Share Transactions	11,345,933	6,631,972

Total Increase in Net Assets	10,267,798	6,339,931

Net Assets:
Beginning of Period	110,494,399	104,154,468

End of Period	$ 120,762,197	$ 110,494,399

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENT OF CASH FLOWS

For the six months ended December 31, 2018 (UNAUDITED)

Increase (decrease) in cash:

CASH FLOW FROM OPERATING ACTIVITIES:
Net Increase in Net Assets Resulting from Operations	$ 466,831

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of Investment Securities	(24,491,727)
Proceeds from Disposition of Investment Securities	18,540,269
Purchase of Short-Term Investments, Net	(2,359,830)
Increase in Prepaid Expenses	(445)
Increase in Dividend, Sukuk and Other Income Receivable	(96,661)
Decrease in Distributions Payable	(83,152)
Increase in Receivable for Securities Sold	(18,287)
Increase in Receivable for Shareholder Subscriptions	(56,340)
Decrease in Payable for Shareholder Redemptions	(47,376)
Increase in Accrued Expenses	29,288
Net Realized Loss on Investments and Foreign Currency Transactions	49,435
Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions	392,430
NET CASH USED IN OPERATING ACTIVITIES	(7,675,565)

FINANCING ACTIVITIES:
Distributions Paid in Cash	(1,165,191)
Proceeds from Shares Sold	32,791,831
Payment on Shares Redeemed (net of redemption fees)	(21,825,673)
NET CASH PROVIDED BY FINANCING ACTIVITIES	9,800,967

Net Increase in Cash	$ 2,125,402
Cash at Beginning of Period	4,607,154
Cash at End of Period	$ 6,732,556

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $379,775.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited) Six Months Ended 12/31/2018

		For the Years Ended
		6/30/2018	6/30/2017	6/30/2016	6/30/2015	6/30/2014

Net Asset Value, at Beginning of Period	$ 14.18	$ 13.88	$ 12.06	$ 13.44	$ 13.69	$ 12.24

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.01)	(0.01)	0.01	(0.03)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.30)	2.31	1.84	(1.31)	0.97	3.01
Total from Investment Operations	(1.29)	2.30	1.83	(1.30)	0.94	2.99

Distributions:
Net Investment Income	0.00	0.00	(0.01)	0.00	0.00	(0.01)
Realized Gains	(0.77)	(2.00)	0.00	(0.08)	(1.19)	(1.53)
Total Distributions	(0.77)	(2.00)	(0.01)	(0.08)	(1.19)	(1.54)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 12.12	$ 14.18	$ 13.88	$ 12.06	$ 13.44	$ 13.69

Total Return **	(9.15)%	17.37%	15.20%	(9.66)%	7.05%	24.85%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 74,975	$80,698	$ 68,945	$65,408	$64,361	$50,247
Before Waivers
Ratio of Expenses to Average Net Assets	1.14%†	1.15%	1.17%	1.16%	1.19%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.06)% †	(0.25)%	(0.23)%	(0.12)%	(0.41)%	(0.32)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%†	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%†	(0.09)%	(0.06)%	(0.05)%	(0.21)%	(0.12)%
Portfolio Turnover	28.90%	28.83%	107.97%	33.70%	29.80%	56.66%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

† Annualized

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months
	Ended	For the Years Ended
	12/31/2018	6/30/2018	6/30/2017	6/30/2016	6/30/2015	6/30/2014

Net Asset Value, at Beginning of Period	$ 10.43	$ 10.45	$ 10.44	$ 10.39	$ 10.34	$ 10.09

Income From Investment Operations:
Net Investment Income *	0.08	0.13	0.11	0.07	0.06	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.04)	(0.04)	0.01	0.05	0.05	0.35
Total from Investment Operations	0.04	0.09	0.12	0.12	0.11	0.43

Distributions:
Net Investment Income	(0.09)	(0.11)	(0.11)	(0.07)	(0.06)	(0.07)
Realized Gains	(0.04)	0.00	0.00	0.00	0.00	(0.11)
Total Distributions	(0.13)	(0.11)	(0.11)	(0.07)	(0.06)	(0.18)

Redemption Fees (a)	0.00***	0.00***	0.00***	0.00***	0.00***	0.00***

Net Asset Value, at End of Period	$ 10.34	$ 10.43	$ 10.45	$ 10.44	$ 10.39	$ 10.34

Total Return **	0.43%	0.90%	1.19%	1.15%	1.02%	4.35%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$120,762	$110,494	$104,154	$ 93,297	$91,912	$68,186
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.43%†	1.44%	1.42%	1.42%	1.45%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.39%†	1.05%	0.95%	0.60%	0.57%	0.79%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%†	1.29%	1.29%	1.36%	1.49%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.53%†	1.20%	1.07%	0.66%	0.53%	0.82%
Portfolio Turnover	27.14%	40.14%	43.01%	19.10%	41.27%	27.13%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

† Annualized

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 (UNAUDITED)

Note 1.

Organization

The Azzad Funds (the "Trust") is an open-end management investment company under the Investment Company Act of 1940, as amended, (the "Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, non-diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is registered, non-diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in a Fund’s portfolio may have a significant negative impact on the Fund’s performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 and ASU 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2018) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the Funds did not incur any interest or penalties.

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Funds have not

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation by the Adviser, pursuant to procedures adopted by the Board of Trustees of the Trust, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Azzad Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Azzad Wise Capital Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The Adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds,

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At December 31, 2018, 50.35% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreements transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the Investment Company Act of 1940. The Wise Fund’s investments in trade finance agreements at December 31, 2018 represented 5.03% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits will be

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 29.52% of its net assets at December 31, 2018.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2018:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 68,731,749	$ -	$ -	$ 68,731,749
Real Estate Investment Trusts	2,391,641	-	-	2,391,641
	$ 71,123,390	$ -	$ -	$ 71,123,390

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the six months ended December 31, 2018.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 9,271,781	$ -	$ -	$ 9,271,781
Real Estate Investment Trusts	792,671	-	-	792,671
Sukuk *	-	60,808,929	-	60,808,929
Trade Finance Agreements *	-	-	6,076,089	6,076,089
Bank Time Deposits	-	35,650,886	-	35,650,886
	$ 10,064,452	$ 96,459,815	$ 6,076,089	$112,600,356

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2018	$ 8,433,130
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(101,296)
Realized Gain/(Loss)	-
Purchases	5,712,741
Sales	(7,968,486)
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2018	$ 6,076,089

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The Wise Fund uses a pricing service to provide price evaluations for Level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the six months ended December 31, 2018, the Adviser earned $330,797 and $705,552 in advisory fees for the Ethical Fund and Wise Fund, respectively. At December 31, 2018, the Adviser was owed $43,212 and $110,792 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2023. Prior to November 1, 2015, the Wise Fund’s net annual operating expenses were limited to 1.49% of average daily net asset.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the six months ended December 31, 2018, the Adviser waived fees of $61,433 for the Ethical Fund and $83,781 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2018, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $349,030 and $350,513, respectively.  As of June 30, 2018, amounts subject to future recoupment are as follows:

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2016	June 30, 2019	$ 109,938	$ 58,756
June 30, 2017	June 30, 2020	$ 116,261	$ 128,661
June 30, 2018	June 30, 2021	$ 122,831	$ 163,096

Sub-advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the six months ended December 31, 2018, the Ethical Fund and the Wise Fund each paid the Adviser $4,536 for administrative services pursuant to the agreement.  As of December 31, 2018, each Fund owed the Adviser $764, respectively, in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the six months ended December 31, 2018 and year ended June 30, 2018:

Ethical Fund	Six Months Ended 12/31/2018		Year Ended 6/30/2018
	Shares	Amount	Shares	Amount
Shares Sold	736,363	$ 9,967,875	1,382,024	$ 19,208,360
Shares issued in reinvestment of distributions	141,967	1,740,520	301,932	4,045,890
Redemption fees	-	208	-	1,608
Shares redeemed	(382,422)	(5,392,361)	(958,247)	(13,471,970)
Net Increase	495,908	$ 6,316,242	725,709	$ 9,783,888

As of December 31, 2018, paid-in-capital totaled $70,960,764.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The following is a summary of capital share activity for the six months ended December 31, 2018 and year ended June 30, 2018:

Wise Fund	Six Months Ended 12/31/2018		Year Ended 6/30/2018
	Shares	Amount	Shares	Amount
Shares Sold	3,135,506	$ 32,791,831	3,018,546	$ 31,625,096
Shares issued in reinvestment of distributions	36,550	379,775	25,455	266,501
Redemption fees	-	3,590	-	5,940
Shares redeemed	(2,090,275)	(21,829,263)	(2,412,957)	(25,265,565)
Net Increase	1,081,781	$ 11,345,933	631,044	$ 6,631,972

As of December 31, 2018, paid-in-capital totaled $120,106,408.

Shareholders of the Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase. For the six months ended December 31, 2018, $208 and $3,590 of redemption fees were collected from shareholders of the Ethical and Wise Fund, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the six months ended December 31, 2018, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $22,823,604 and $22,787,971 respectively, for the Ethical Fund. For the six months ended December 31, 2018, the totals were $24,327,156 and $18,138,750, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of December 31, 2018, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	16.53%
Malaysia	14.57%
Qatar	13.01%
Bahrain	9.75%
United States	7.59%
United Arab Emirates	5.35%
Jersey	4.33%
Indonesia	3.89%
Oman	3.81%

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Saudi Arabia	2.94%
South Africa	2.43%
Pakistan	1.95%
Kuwait	1.90%
Tunisia	1.43%
Morocco	0.81%
Turkey	0.79%
Ireland	0.53%
Gambia	0.51%
Djibouti	0.44%
Egypt	0.39%
Germany	0.21%
Togo	0.08%

Note 8.

Tax Matters

As of December 31, 2018, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 67,021,894	$ 111,906,780

Gross tax appreciation of investments	$ 9,808,474	$ 2,024,835
Gross tax depreciation of investments	$(5,706,978)	$ (1,331,259)
Net tax appreciation	$ 4,101,496	$ 693,576

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2018 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 13,682,229	$ 1,086,006
Undistributed ordinary income	-	134,281
Deferral of post December net investment loss	(42,318)	-
Undistributed realized gains	2,413,992	513,637
	$ 16,053,903	$ 1,733,924

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences for the Wise Fund. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The Wise Fund utilized $57,281 of capital loss carryforwards during the fiscal year ended June 30, 2018.

The Funds paid the following distributions for the six months ended December 31, 2018 and year ended June 30, 2018:

Ethical Fund
Six Months Ended	$ Amount	Tax Character
12/31/2018	$ 1,668,397	Ordinary Income
12/31/2018	$ 2,839,480	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2018	$ 9,804,949	Long-Term Capital Gain

Wise Fund
Six Months Ended	$ Amount	Tax Character
12/31/2018	$ 1,031,320	Ordinary Income
12/31/2018	$ 513,646	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2018	$ 1,178,241	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the six months ended December 31, 2018, the Ethical Fund incurred $62,025 in distribution fees and the Wise Fund incurred $29,645 in distribution fees.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2018, Folio Investments, Inc., in aggregate, owned approximately 51% and 65% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control the Funds.

Note 11.  Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Subsequent Events

On January 31, 2019, the Wise Fund paid shareholders of record at January 30, 2019, a net investment income distribution of $182,851, equivalent to $0.015995 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Note 13. New Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

AZZAD FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AZZAD FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$908.54	$4.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$1,004.32	$6.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 70	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NJ 07604 Age: 49	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

AZZAD FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 54	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 57	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 44	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

AZZAD FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

This Page Was Left Blank Intentionally

BOARD OF TRUSTEES
Syed K. Raheemullah

Bashar Qasem

Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By  /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date  February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date  February 27, 2019